UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459

Templeton Global Income Fund
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Alison Baur, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:(954)527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/22

Item 1. Reports to Stockholders.

a.)

The following is a copy of the report transmitted to shareholders pursuant to Rule30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1.)

b.)

Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.
Not Applicable
.

Semiannual Report
Templeton Global
Income Fund
June 30, 2022

Managed Distribution Policy : The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at an annual minimum fixed rate of 8%, based on the average monthly net asset value (NAV) of the Fund’s common shares (the “Plan”). Effective March 7, 2022, the annual minimum fixed rate increased from 7.5% to 8%. The Fund calculates the average NAV from the previous month based on the number of business days in the month on which the NAV is calculated. The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month and is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there can be no assurance that the Plan will be successful in doing so. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.
The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares.
The Plan will be subject to the periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Not FDIC Insured May Lose Value No Bank Guarantee
franklintempleton.com
Semiannual Report

Contents
Semiannual Report
Templeton Global Income Fund 2
Performance Summary 5
Financial Highlights and Schedule of Investments 8
Financial Statements 15
Notes to Financial Statements 18
Important Information to Shareholders 30
Annual Meeting of Shareholders 32
Dividend Reinvestment and Cash Purchase Plan 33
Shareholder Information 35
Visit franklintempleton.com for fund updates
and documents, or to find helpful financial
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franklintempleton.com
Semiannual Report
SEMIANNUAL REPORT
Templeton Global Income Fund
Dear Shareholder:
This semiannual report for Templeton Global Income Fund
covers the period ended June 30, 2022 .
Your Fund’s Goal and Main Investments
The Fund seeks high, current income, with a secondary goal
of capital appreciation. Under normal market conditions,
the Fund invests at least 80% of its net assets in income-
producing securities, including debt securities of U.S. and
foreign issuers, including emerging markets. For purposes
of the Fund’s 80% policy, income-producing securities
include derivative instruments or other investments that have economic characteristics similar to such securities.
Performance Overview
For the six months under review, the Fund posted cumulative
total returns of -11.21% based on market price and -9.38%
based on net asset value. For comparison, the global
government bond market, as measured by the J.P. Morgan
(JPM) Global Government Bond Index (GGBI), posted
a cumulative total return of -14.14% in U.S. dollar terms
for the same period.
1
You can find the Fund’s long-term
performance data in the Performance Summary beginning
on page 5 .
The Fund has a managed distribution plan pursuant to which
the Fund makes monthly distributions to shareholders at
an annual minimum fixed rate of 8%, based on the average
monthly net asset value of the Fund’s common shares (the
“Plan”). The Plan has no impact on the Fund’s investment
strategy and may reduce the Fund’s net asset value. The
Fund’s investment manager believes the Plan helps maintain
the Fund’s competitiveness and may benefit the Fund’s
market price and premium/discount to the Fund’s net asset
value.
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown.
Economic and Market Overview
The six-month period ended June 30, 2022, was
characterized by challenges to the global economy in the
form of the lingering economic impact of COVID-19, the
start of Russia’s war on Ukraine, commodity-price inflation, rising global interest rates, weakening global gross domestic product growth, and supply chain disruptions. Risk assets
faced strong headwinds resulting from tighter financial
conditions.
*Includes U.S. and foreign government and agency securities, money market funds and other net assets (including derivatives).
Sovereign bond yields rose across most of the world as
many major central banks embarked on policy rate hikes to
curb inflation. Inflation reached multi-decade highs during
the period, with added supply-side pressures coming
from disruptions to the flow of energy, food, commodities
and goods due to the war in Ukraine and the West’s
economic isolation of Russia. Supply chain disruptions were
compounded by China’s implementation of its zero-COVID
policy.
Simultaneously, global economic growth was projected to
decelerate, driven by the disruption of economic activity
and trade following Russia’s invasion of Ukraine, including
a reduction in Russia’s exports of natural gas to Germany,
the economic strains of refugee flight in Europe, volatile
and elevated commodity prices, continued supply chain
disruptions, the effect of COVID-19-related lockdowns in
China, and the reduction of policy support post-COVID-19.
The combination of above-average inflation and below-
average growth raised the spectre of stagflation reminiscent of the 1970s and created a policy dilemma for many central
bankers.
Portfolio Composition
6/30/22
% of Total Net
Assets
Foreign Government and Agency Securities 72.2%
Short-Term Investments & Other Net Assets* 27.8%
1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI).
The SOI begins on page
9
.

Templeton Global Income Fund

franklintempleton.com
Semiannual Report
Over the period, developed market sovereign bond yields
trended higher concurrently with falling equity prices and
strength in the U.S. dollar. On the monetary front, the first half of 2022 marked the end of pandemic-era monetary
accommodation by the U.S. Federal Reserve.
Investment Strategy
We invest selectively in bonds around the world to generate
income for the Fund, seeking opportunities while monitoring
changes in interest rates, currency exchange rates and
credit risks. We seek to manage the Fund’s exposure to
various currencies and may use currency forward contracts.
Manager’s Discussion
In bonds, we continued to maintain low portfolio duration,
while aiming at a high overall portfolio yield by holding
compelling risk-adjusted yields in various local-currency
bond markets, specifically in countries with resilient
economies and strong trade dynamics. We were significantly
underweight developed market duration in the U.S. and the
euro area, with a preference for the higher yields available in select emerging market local-currency bonds, notably
including Indonesia, India, Thailand, Brazil, and Colombia.
We closed our local-currency positions in Egypt and Turkey
and added new U.S. dollar (USD)-denominated sovereign
credit exposures in Africa, Latin America and Asia. During
the period, we used interest-rate swaps to actively manage
duration exposures.
At the beginning of the period, the Fund was overweight in
specific currencies against the USD and the euro. In Asia,
we held notable exposures to the South Korean won, the
Chinese yuan, the Indonesian rupiah, the Indian rupee and
the Singapore dollar, while holding an underweight in the
Japanese yen. We closed our exposure to the Japanese yen
in March 2022, thereby going further underweight, primarily
due to expected depreciation pressures on the currency from
widening rate differentials with the U.S. In April, we exited our underweight position in the Australian dollar which had
been used to hedge against emerging market beta risks, as
we anticipated rising commodity prices to boost Australia’s
terms of trade and support its currency. In EMEA (Europe,
Middle East and Africa), the Fund held overweight positions
in the Norwegian krone, the Swedish krona and the British
pound against the euro. We added a position in the British
pound against the euro in April due to expected monetary
policy divergences between the Bank of England and the
European Central Bank. We closed our exposure to the
Russian ruble. In the Americas, we held long exposures to
the Brazilian real and the Colombian peso against the USD,
and long exposure to the Canadian dollar against the euro.
During the period, we used currency forwards to actively
manage currency exposures.
During the period, the Fund’s negative absolute performance
was primarily due to currency positions, followed by
sovereign credit exposures and interest-rate strategies.
Among currencies, positions in the South Korean won and
Indian rupee detracted from absolute performance, as did
the Russian ruble which was held earlier in the period.
However, the Fund’s position in the Brazilian real was a
positive contributor to absolute results. Its position in the
Canadian dollar against the euro also contributed to absolute performance. The Fund maintained a defensive approach
regarding interest-rates in developed markets, while holding duration exposures in select emerging markets. The Fund’s
duration exposure in Brazil detracted from absolute results.
On a relative basis, the Fund’s performance fared better than that of its benchmark index due to interest-rate strategies, currency positions had a largely neutral effect on relative
results, while sovereign credit exposure detracted from
relative performance. Underweighted duration exposures in
the U.S. and the U.K. contributed to relative performance,
as did lack of duration exposures in the euro area. Among
currencies, the Fund’s underweighted exposure to the euro
contributed to relative performance, as did its underweighted position in the Japanese yen and its overweighted position
in the Brazilian real. However, overweighted positions in the
South Korean won and Indian rupee detracted from relative
returns, as did an overweight position in the Russian ruble
earlier in the period.
Thank you for your continued participation in Templeton
Global Income Fund. We look forward to serving your future
investment needs.
Geographic Composition
6/30/22
% of Total
Net Assets
Asia Pacific 35.5%
Americas 21.5%
Other Europe 10.5%
Middle East & Africa 4.4%
Supranational 0.3%
Short-Term Investments & Other Net Assets 27.8%

Templeton Global Income Fund

franklintempleton.com
Semiannual Report
Sincerely,
Michael Hasenstab, Ph.D.
Lead Portfolio Manager
Calvin Ho, Ph.D.
Portfolio Manager
The foregoing information reflects our analysis, opinions
and portfolio holdings as of June 30, 2022, the end of
the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.

Performance Summary as of June 30, 2022
Templeton Global Income Fund

franklintempleton.com
Semiannual Report
Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 6/30/22
1
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
Share Prices
Cumulative Total Return
2
Average Annual Total Return
2
Based on
NAV
3
Based on
market price
4
Based on
NAV
3
Based on
market price
4
6-Month -9.38% -11.21% -9.38% -11.21%
1-Year -11.80% -14.37% -11.80% -14.37%
5-Year -16.47% -11.58% -3.54% -2.43%
10-Year -1.43% -7.47% -0.14% -0.77%
Symbol: GIM 6/30/22 12/31/21 Change
Net Asset Value (NAV) $4.75 $5.46 -$0.71
Market Price (NYSE) $4.41 $5.19 -$0.78
Distributions
(1/1/22–6/30/22)
Net Investment
Income
$0.2117
See page 7 for Performance Summary footnotes.

Templeton Global Income Fund
Performance Summary

franklintempleton.com
Semiannual Report
See page 7 for Performance Summary footnotes.
Total Return Index Comparison for a Hypothetical $10,000 Investment
1
Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
(1/1/12–12/31/21 )

Templeton Global Income Fund
Performance Summary

franklintempleton.com
Semiannual Report
All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio value, share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. As a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the China – Hong Kong Bond Connect program
(“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This re-
cordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through
Bond Connect.
Bond Connect is subject to regulation by both Hong Kong and China and there can be no assurance that further regulations will not affect the availability of se-
curities in the program, the frequency of redemptions or other limitations. Bond Connect trades are settled in Chinese currency, the renminbi (“RMB”). It cannot be guaranteed that investors will have timely access to a reliable supply of RMB in Hong Kong. Bond Connect is relatively new and its effects on the Chinese interbank bond market are uncertain. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new.
In the event of systems malfunctions, trading via Bond Connect could be disrupted. In addition, the Bond Connect program may be subject to further interpre-
tation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Finally, uncertainties in China tax rules governing taxation of income and gains from investments via Bond
Connect could result in unexpected tax liabilities for a Fund.
The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program, are uncertain, and may have a detrimental effect on the Fund’s investments and returns.
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have im-
posed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine.
The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.
1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/23. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
5. Source: Morningstar. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.
See www.franklintempletondatasources.com for additional data provider information.

Templeton Global Income Fund
Financial Highlights
franklintempleton.com
Semiannual Report The accompanying notes are an integral part of these financial statements.

a
Six Months
Ended June
30, 2022
(unaudited)
Year Ended December 31,
2021 2020 2019 2018 2017
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period ..... $5.46 $6.11 $6.75 $7.04 $7.25 $7.34
Income from investment operations:
Net investment income
a
............. 0.09 0.21 0.21 0.38 0.37 0.36
Net realized and unrealized gains (losses) (0.59) (0.51) (0.63) (0.26) (0.23) (0.16)
Total from investment operations ........ (0.50) (0.30) (0.42) 0.12 0.14 0.20
Less distributions from:
Net investment income and net foreign
currency gains .................... (0.21) — (0.03) (0.41) (0.26) (0.29)
Tax return of capital ................ — (0.37) (0.19) — (0.09) —
Total distributions ................... (0.21) (0.37) (0.22) (0.41) (0.35) (0.29)
Repurchase of shares .............. —
b
0.02 — — — —
Net asset value, end of period .......... $4.75 $5.46 $6.11 $6.75 $7.04 $7.25
Market value, end of period
c
........... $4.41 $5.19 $5.50 $6.13 $6.03 $6.46
Total return (based on net asset value per
share)
d
........................... (9.38)% (4.62)% (6.56)% 1.97% 1.98% 2.67%
Total return (based on market value per
share)
d
........................... (11.21)% 1.02% (6.63)% 8.52% (1.24)% 4.10%
Ratios to average net assets
e
Expenses before waiver and payments by
affiliates and expense reduction ........ 0.95% 1.01% 0.75% 0.75% 0.79% 0.76%
Expenses net of waiver and payments by
affiliates .......................... 0.88% 1.00% 0.71% 0.67% 0.71% 0.70%
Expenses net of waiver and payments by
affiliates and expense reduction ........ 0.88% 1.00% 0.71% 0.67% 0.71%
f
0.69%
Net investment income ............... 3.57% 3.64% 3.36% 5.49% 5.18% 4.84%
Supplemental data
Net assets, end of period (000’s) ........ $488,136 $561,163 $819,181 $905,378 $944,988 $972,791
Portfolio turnover rate ................ 26.47% 115.48% 42.51% 21.99% 35.47% 42.34%
a
Based on average daily shares outstanding.
b
Amount rounds to less than $0.01 per share.
c
Based on the last sale on the New York Stock Exchange.
d
The Market Value Total Return is calculated assuming a purchase of common shares on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
Total return is not annualized for periods less than one year.
e
Ratios are annualized for periods less than one year.
f
Benefit of expense reduction rounds to less than 0.01%.

Templeton Global Income Fund
Schedule of Investments (unaudited), June 30, 2022
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Semiannual Report

a a Industry
Principal
Amount
*
a Value
a a a a a a
Foreign Government and Agency Securities 72.2%
Argentina 0.1%
Argentina Government Bond, 15.5%,
10/17/26 ..................... 512,895,000 ARS $ 600,098
Brazil 9.6%
Brazil Notas do Tesouro Nacional ,
10%, 1/01/25 .................. 50,000,000 BRL 9,019,659
10%, 1/01/27 .................. 36,560,000 BRL 6,361,513
10%, 1/01/29 .................. 9,230,000 BRL 1,551,070
10%, 1/01/31 .................. 181,760,000 BRL 29,734,055
46,666,297
China 4.7%
China Government Bond ,
2.93%, 12/10/22 ................ 60,250,000 CNY 9,036,786
2.56%, 10/21/23 ................ 92,200,000 CNY 13,836,882
22,873,668
Colombia 6.8%
Colombia Titulos de Tesoreria ,
B, 10%, 7/24/24 ................ 4,422,000,000 COP 1,063,530
B, 6.25%, 11/26/25 .............. 36,550,000,000 COP 7,736,670
B, 7.5%, 8/26/26 ............... 55,340,300,000 COP 11,913,986
B, 5.75%, 11/03/27 .............. 11,877,000,000 COP 2,266,105
B, 6%, 4/28/28 ................. 30,965,000,000 COP 5,865,803
B, 7.75%, 9/18/30 .............. 16,815,700,000 COP 3,293,873
B, 7%, 6/30/32 ................. 6,840,000,000 COP 1,223,084
33,363,051
Dominican Republic 1.6%
a
Dominican Republic Government Bond ,
Senior Bond, 144A, 5.3%, 1/21/41 .. 5,430,000 3,782,223
Senior Bond, 144A, 6.4%, 6/05/49 .. 1,220,000 914,430
Senior Bond, 144A, 5.875%, 1/30/60 4,800,000 3,296,476
7,993,129
Ecuador 3.2%
a
Ecuador Government Bond ,
Senior Bond, 144A, 1%, 7/31/35 .... 21,006,000 10,166,512
Senior Bond, 144A, 0.5%, 7/31/40 .. 10,051,000 4,129,761
Senior Note, 144A, 5%, 7/31/30 .... 1,733,000 1,125,901
15,422,174
Egypt 2.5%
a
Egypt Government Bond ,
Senior Bond, 144A, 7.625%, 5/29/32 1,030,000 677,447
Senior Bond, 144A, 7.3%, 9/30/33 .. 4,630,000 2,985,206
Senior Bond, 144A, 8.5%, 1/31/47 .. 5,360,000 3,191,542
Senior Bond, 144A, 7.903%, 2/21/48 670,000 385,129
Senior Bond, 144A, 8.7%, 3/01/49 .. 510,000 306,010
Senior Bond, 144A, 8.875%, 5/29/50 2,150,000 1,312,328
Senior Bond, 144A, 8.75%, 9/30/51 . 4,310,000 2,608,382
Senior Bond, 144A, 7.5%, 2/16/61 .. 1,470,000 822,283
12,288,327
Ghana 1.1%
Ghana Government Bond ,
18.85%, 9/28/23 ................ 10,970,000 GHS 1,242,295

Templeton Global Income Fund
Schedule of Investments (unaudited)
franklintempleton.com
Semiannual Report The accompanying notes are an integral part of these financial statements.

a a Industry
Principal
Amount
*
a Value
a a a a a a
Foreign Government and Agency Securities
(continued)
Ghana (continued)
Ghana Government Bond, (continued)
19.75%, 3/25/24 ................ 8,520,000 GHS $ 938,996
19.25%, 6/23/25 ................ 7,340,000 GHS 733,900
19.75%, 3/15/32 ................ 15,680,000 GHS 1,265,411
Senior Note, 18.3%, 3/02/26 ...... 11,230,000 GHS 1,045,991
5,226,593
India 9.6%
India Government Bond ,
7.27%, 4/08/26 ................ 79,000,000 INR 1,004,045
8.33%, 7/09/26 ................ 624,000,000 INR 8,213,736
7.26%, 1/14/29 ................ 1,500,000,000 INR 18,902,678
Senior Bond, 5.77%, 8/03/30 ...... 1,650,000,000 INR 18,865,863
46,986,322
Indonesia 10.4%
Indonesia Government Bond ,
9%, 3/15/29 ................... 237,200,000,000 IDR 17,546,192
FR64, 6.125%, 5/15/28 .......... 162,800,000,000 IDR 10,698,520
FR81, 6.5%, 6/15/25 ............ 154,312,000,000 IDR 10,632,742
FR86, 5.5%, 4/15/26 ............ 180,818,000,000 IDR 11,925,067
50,802,521
Mexico 0.2%
Mexican Bonos Desarr Fixed Rate, M,
Senior Bond, 8%, 12/07/23 ........ 17,050,000 MXN 831,693
Mongolia 1.0%
a
Mongolia Government Bond ,
Senior Bond, 144A, 4.45%, 7/07/31 . 3,790,000 2,918,039
Senior Note, 144A, 5.125%, 4/07/26 . 600,000 541,458
Senior Note, 144A, 3.5%, 7/07/27 .. 1,690,000 1,373,024
4,832,521
Norway 4.4%
a
Norway Government Bond ,
Senior Bond, 144A, Reg S, 2%,
5/24/23 ...................... 83,183,000 NOK 8,419,276
Senior Bond, 144A, Reg S, 3%,
3/14/24 ...................... 85,878,000 NOK 8,748,711
Senior Bond, 144A, Reg S, 1.75%,
3/13/25 ...................... 28,937,000 NOK 2,847,127
Senior Bond, 144A, Reg S, 1.5%,
2/19/26 ...................... 17,165,000 NOK 1,654,934
21,670,048
Oman 0.8%
a
Oman Government Bond, Senior Bond,
144A, 4.75%, 6/15/26 ............ 4,190,000 4,003,105
South Korea 5.0%
Korea Treasury Bond ,
3%, 9/10/24 ................... 5,310,000,000 KRW 4,074,396
1.875%, 12/10/24 ............... 11,986,000,000 KRW 8,934,732
1.875%, 6/10/26 ................ 15,749,000,000 KRW 11,473,231
24,482,359

Templeton Global Income Fund
Schedule of Investments (unaudited)
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Semiannual Report

a a Industry
Principal
Amount
*
a Value
a a a a a a
Foreign Government and Agency Securities
(continued)
Supranational 0.3%
b
Inter-American Development Bank,
Senior Bond, 7.5%, 12/05/24 ...... 34,150,000 MXN $ 1,604,356
Sweden 4.6%
a
Sweden Government Bond, 144A, Reg
S, 1.5%, 11/13/23 .............. 228,790,000 SEK 22,330,981
Thailand 4.8%
Thailand Government Bond ,
0.75%, 9/17/24 ................ 433,040,000 THB 11,987,096
1%, 6/17/27 ................... 224,500,000 THB 5,929,027
Senior Note, 0.66%, 11/22/23 ...... 189,490,000 THB 5,314,599
23,230,722
United Kingdom 1.5%
a
United Kingdom Gilt, Reg S, 0.125%,
1/31/23 ...................... 5,962,000 GBP 7,194,841
Total Foreign Government and Agency Securities (Cost $405,453,098) ............
352,402,806
Short Term Investments 25.0%
a a
Industry
Principal
Amount
*
a Value
a a a a a a
Foreign Government and Agency Securities 10.1%
Brazil 1.7%
c
Brazil Letras do Tesouro Nacional ,
1/01/25 ...................... 58,000,000 BRL 8,196,439
Singapore 5.1%
c
Singapore Treasury Bills ,
9/09/22 ...................... 19,600,000 SGD 14,050,612
9/16/22 ...................... 5,380,000 SGD 3,855,049
1/24/23 ...................... 10,010,000 SGD 7,115,594
25,021,255
United Kingdom 3.3%
c
United Kingdom Treasury Bills ,
7/11/22 ...................... 3,730,000 GBP 4,538,360
7/25/22 ...................... 1,900,000 GBP 2,310,844
8/01/22 ...................... 3,030,000 GBP 3,684,454
10/24/22 ..................... 4,602,000 GBP 5,573,814
16,107,472
Total Foreign Government and Agency Securities (Cost $50,540,018) ..............
49,325,166
U.S. Government and Agency Securities 11.1%
United States 11.1%
c
U.S. Treasury Bills ,
7/21/22 ...................... 3,510,000 3,508,031
8/25/22 ...................... 37,400,000 37,318,291
9/29/22 ...................... 13,400,000 13,345,228
54,171,550
Total U.S. Government and Agency Securities (Cost $54,226,482) .................
54,171,550

Templeton Global Income Fund
Schedule of Investments (unaudited)
franklintempleton.com
Semiannual Report The accompanying notes are an integral part of these financial statements.

Short Term Investments
(continued)
a a
Industry Shares a Value
a a a a a a
Money Market Funds 3.8%
United States 3.8%
d,e
Institutional Fiduciary Trust - Money
Market Portfolio, 0.895% ......... 18,546,691 $ 18,546,691
Total Money Market Funds (Cost $18,546,691) ..................................
18,546,691
a a a a a
Total Short Term Investments (Cost $123,313,191 ) ...............................
122,043,407
a a a
Total Investments (Cost $528,766,289) 97.2% ...................................
$474,446,213
Other Assets, less Liabilities 2.8% .............................................
13,689,582
Net Assets 100.0% ...........................................................
$488,135,795
a a a
*
The principal amount is stated in U.S. dollars unless otherwise indicated.
a
Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2022, the aggregate value of these securities was $95,735,126, representing 19.6% of net assets.
b
A supranational organization is an entity formed by two or more central governments through international treaties.
c
The security was issued on a discount basis with no stated coupon rate.
d
See Note 3(c) regarding investments in affiliated management investment companies.
e
The rate shown is the annualized seven-day effective yield at period end.

Templeton Global Income Fund
Schedule of Investments (unaudited)
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Semiannual Report

At June 30, 2022, the Fund had the following forward exchange contracts outstanding. See Note 1(c).
Forward Exchange Contracts
Currency
Counter-
party
a
Type Quantity
Contract
Amount *
Settlement
Date
Unrealized
Appreciation
Unrealized
Depreciation
a a a a a a a a
OTC Forward Exchange Contracts
Euro ............. SCNY Buy 1,325,806 1,389,002 7/06/22 $ 405 $ —
Euro ............. SCNY Sell 1,325,806 1,503,649 7/06/22 114,243 —
Indian Rupee ...... HSBK Buy 96,812,500 1,263,673 7/11/22 — (38,378)
Euro ............. DBAB Sell 1,257,644 12,643,100 SEK 7/19/22 — (82,681)
Euro ............. CITI Sell 12,900,000 14,757,838 7/21/22 1,225,240 —
Euro ............. DBAB Sell 14,237,184 15,488,775 7/27/22 547,340 —
Chilean Peso ...... GSCO Buy 1,357,150,000 1,574,329 7/29/22 — (102,373)
Euro ............. HSBK Sell 12,678,158 18,320,446 CAD 8/03/22 920,060 —
Euro ............. JPHQ Sell 722,235 1,043,246 CAD 8/03/22 52,093 —
Euro ............. UBSW Sell 513,000 586,144 8/03/22 47,512 —
South Korean Won .. CITI Buy 952,000,000 740,222 8/03/22 — (1,278)
Euro ............. MSCO Sell 1,215,000 1,382,585 8/04/22 106,792 —
Chilean Peso ...... GSCO Buy 2,394,434,956 2,852,895 8/08/22 — (261,377)
Chilean Peso ...... JPHQ Buy 1,630,680,000 1,976,702 8/08/22 — (211,802)
Australian Dollar .... JPHQ Buy 7,190,000 5,310,951 8/11/22 — (346,551)
Australian Dollar .... JPHQ Sell 7,190,000 5,147,312 8/11/22 182,911 —
Euro ............. JPHQ Sell 3,196,986 3,420,966 8/11/22 62,144 —
Euro ............. DBAB Sell 12,764,450 133,896,531 SEK 8/17/22 — (306,401)
Euro ............. JPHQ Sell 3,298,009 34,610,000 SEK 8/17/22 — (77,742)
Chilean Peso ...... GSCO Buy 1,343,077,510 1,549,109 8/19/22 — (99,166)
Chinese Yuan ...... JPHQ Buy 69,660,000 10,894,282 8/22/22 — (491,044)
Chilean Peso ...... BAST Buy 16,891,500,000 19,335,508 9/06/22 — (1,174,207)
Euro ............. DBAB Sell 19,167,788 202,270,000 NOK 9/15/22 377,839 —
Chinese Yuan ...... BOFA Buy 87,762,900 13,052,186 9/21/22 53,006 —
Chinese Yuan ...... CITI Buy 239,100,000 35,204,735 9/21/22 498,863 —
New Zealand Dollar . CITI Buy 16,040,000 10,915,092 9/21/22 — (907,384)
New Zealand Dollar . JPHQ Buy 2,720,000 1,854,686 9/21/22 — (157,619)
South Korean Won .. BNDP Buy 92,494,400,000 71,729,281 9/21/22 170,408 —
South Korean Won .. MSCO Buy 11,620,000,000 8,946,031 9/21/22 86,671 —
Euro ............. CITI Sell 2,290,000 2,560,563 9/22/22 146,867 —
Euro ............. HSBK Sell 7,080,000 7,915,652 9/22/22 453,218 —
Euro ............. SCNY Sell 1,325,806 1,397,463 9/30/22 — (776)
Indian Rupee ...... JPHQ Buy 264,184,500 3,428,964 10/07/22 — (112,802)
Chilean Peso ...... GSCO Buy 948,990,000 1,143,720 10/11/22 — (130,414)
Indian Rupee ...... CITI Buy 256,676,200 3,321,379 10/11/22 — (100,670)
Indian Rupee ...... JPHQ Buy 106,826,200 1,388,525 10/11/22 — (48,096)
Euro ............. DBAB Sell 2,406,531 25,262,800 SEK 10/12/22 — (60,141)
Euro ............. HSBK Sell 7,082,350 7,662,308 10/12/22 198,469 (13,214)
Indian Rupee ...... CITI Buy 230,576,200 2,995,274 10/12/22 — (102,331)
Euro ............. BZWS Sell 5,604,000 6,138,902 10/25/22 215,582 —
Euro ............. DBAB Sell 2,500,256 2,110,000 GBP 10/25/22 — (68,190)
Euro ............. DBAB Sell 7,327,000 8,015,727 10/25/22 271,230 —
Chilean Peso ...... JPHQ Buy 2,292,596,735 2,766,164 10/26/22 — (324,642)
Euro ............. HSBK Sell 25,991,374 35,626,636 CAD 11/03/22 190,481 —
Indian Rupee ...... SCNY Buy 387,100,000 4,911,876 11/14/22 — (70,074)
Euro ............. DBAB Sell 7,363,000 8,114,051 1/25/23 269,373 —
Euro ............. BZWS Sell 2,630,000 2,921,128 4/25/23 100,909 —
Total Forward Exchange Contracts ................................................... $6,291,656 $(5,289,353)
Net unrealized appreciation (depreciation) ............................................ $1,002,303
*
In U.S. dollars unless otherwise indicated.
a
May be comprised of multiple contracts with the same counterparty, currency and settlement date.

Templeton Global Income Fund
Schedule of Investments (unaudited)
franklintempleton.com
Semiannual Report The accompanying notes are an integral part of these financial statements.

See Note 10 regarding other derivative information.
Interest Rate Swap Contracts
Description
Payment
Frequency
Counter-
party
Maturity
Date
Notional
Amount * Value
Unamortized
Upfront
Payments
(Receipts)
Unrealized
Appreciation
(Depreciation)
aa aa aa aa
Centrally Cleared Swap Contracts
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 1.762% ... Annual 3/15/27 8,400,000 $ 345,664 $ — $ 345,664
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 1.811% ... Annual 3/15/32 4,300,000 340,947 — 340,947
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 2.176% ... Annual 3/28/32 1,840,000 93,932 — 93,932
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 2.257% ... Annual 3/30/32 1,840,000 75,632 — 75,632
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 2.253% ... Annual 3/31/32 1,850,000 82,142 — 82,142
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 2.418% ... Annual 4/11/32 2,560,000 71,492 — 71,492
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 2.463% ... Annual 4/18/32 940,000 22,934 — 22,934
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 2.541% ... Annual 4/19/32 520,000 9,151 — 9,151
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 2.549% ... Annual 4/19/32 1,250,000 21,121 — 21,121
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 2.67% .... Annual 4/21/32 1,240,000 7,956 — 7,956
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 2.645% ... Annual 5/16/32 350,000 3,648 — 3,648
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 2.741% ... Annual 5/19/32 1,175,000 2,419 — 2,419
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 2.662% ... Annual 6/02/32 1,536,000 20,128 — 20,128
Receive Floating 1-day
SOFR ............ Annual
Pay Fixed 2.989% ... Annual 6/30/32 1,190,000 (16,022) — (16,022)
Total Interest Rate Swap Contracts ............................... $1,081,144 $ — $1,081,144
*
In U.S. dollars unless otherwise indicated.
See Abbreviations on page 29 .

Templeton Global Income Fund
Financial Statements
Statement of Assets and Liabilities
June 30, 2022 (unaudited)
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Semiannual Report

Templeton
Global Income
Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers ................................................................... $510,219,598
Cost - Non-controlled affiliates (Note 3c) ........................................................ 18,546,691
Value - Unaffiliated issuers .................................................................. $455,899,522
Value - Non-controlled affiliates (Note 3c) ....................................................... 18,546,691
Cash .................................................................................... 3,722
Restricted cash for OTC derivative contracts (Note 1d) ............................................... 1,100,000
Restricted currency, at value (cost $2) (Note 1e) .................................................... 2
Foreign currency, at value (cost $287,594) ........................................................ 286,631
Receivables:
Dividends and interest ..................................................................... 8,466,437
Deposits with brokers for:
OTC derivative contracts .................................................................. 3,420,203
Centrally cleared swap contracts ............................................................ 1,257,431
Unrealized appreciation on OTC forward exchange contracts .......................................... 6,291,656
Total assets .......................................................................... 495,272,295
Liabilities:
Payables:
Investment securities purchased .............................................................. 46
Management fees ......................................................................... 230,985
Trustees' fees and expenses ................................................................. 64,027
Variation margin on centrally cleared swap contracts ............................................... 290,509
Deposits from brokers for:
OTC derivative contracts .................................................................. 1,100,000
Unrealized depreciation on OTC forward exchange contracts .......................................... 5,289,353
Deferred tax ............................................................................... 21,791
Accrued expenses and other liabilities ........................................................... 139,789
Total liabilities ......................................................................... 7,136,500
Net assets, at value ................................................................. $488,135,795
Net assets consist of:
Paid-in capital ............................................................................. $698,691,909
Total distributable earnings (losses) ............................................................. (210,556,114)
Net assets, at value ................................................................. $488,135,795
Shares outstanding ......................................................................... 102,721,927
Net asset value per share .................................................................... $4.75

Templeton Global Income Fund
Financial Statements
Statement of Operations
for the six months ended June 30, 2022 (unaudited)
franklintempleton.com
Semiannual Report The accompanying notes are an integral part of these financial statements.

Templeton
Global Income
Fund
Investment income:
Dividends:
Non-controlled affiliates (Not e 3c) ............................................................. $7,304
Interest: (net of foreign taxes of $188,160)
Unaffiliated issuers ........................................................................ 11,863,498
Total investment income ................................................................... 11,870,802
Expenses:
Management fees (Not e 3a) ................................................................... 1,757,305
Transfer agent fees ......................................................................... 98,552
Custodian fees ............................................................................. 146,537
Reports to shareholders fees .................................................................. 56,979
Registration and filing fees .................................................................... 65,130
Professional fees ........................................................................... 345,975
Trustees' fees and expenses .................................................................. 15,448
Other .................................................................................... 50,450
Total expenses ......................................................................... 2,536,376
Expenses waived/paid by affiliates (Not e 3c and 3d ) .............................................. (192,985)
Net expenses ......................................................................... 2,343,391
Net investment income ................................................................ 9,527,411
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments: (net of foreign taxes of $56,658)
Unaffiliated issuers ...................................................................... (20,023,931)
Foreign currency transactions ................................................................ (803,399)
Forward exchange contracts ................................................................. (10,458,158)
Net realized gain (loss) .................................................................. (31,285,488)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ...................................................................... (30,362,478)
Translation of other assets and liabilities denominated in foreign currencies .............................. 555,053
Forward exchange contracts ................................................................. (480,305)
Swap contracts ........................................................................... 1,081,144
Change in deferred taxes on unrealized appreciation ............................................... 72,758
Net change in unrealized appreciation (depreciation) ............................................ (29,133,828)
Net realized and unrealized gain (loss) ............................................................ (60,419,316)
Net increase (decrease) in net assets resulting from operations .......................................... $(50,891,905)

Templeton Global Income Fund
Financial Statements
Statements of Changes in Net Assets
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Semiannual Report

Templeton Global Income Fund
Six Months Ended
June 30, 2022
(unaudited)
Year Ended
December 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income ................................................. $9,527,411 $27,840,597
Net realized gain (loss) ................................................. (31,285,488) (122,553,952)
Net change in unrealized appreciation (depreciation) ........................... (29,133,828) 55,906,805
Net increase (decrease) in net assets resulting from operations ................ (50,891,905) (38,806,550)
Distributions to shareholders .............................................. (21,748,820) —
Distributions to shareholders from tax return of capital ........................... — (48,995,410)
Total distributions to shareholders .......................................... (21,748,820) (48,995,410)
Capital share transactions from – repurchase of shares (Note 2) .................... (386,870) (170,215,462)
Net increase (decrease) in net assets ................................... (73,027,595) (258,017,422)
Net assets:
Beginning of period ..................................................... 561,163,390 819,180,812
End of period .......................................................... $488,135,795 $561,163,390

Templeton Global Income Fund
Notes to Financial Statements (unaudited)

franklintempleton.com
Semiannual Report
1. Organization and Significant Accounting Policies
Templeton Global Income Fund (Fund) is registered under
the Investment Company Act of 1940 (1940 Act) as a
closed-end management investment company and applies
the specialized accounting and reporting guidance in U.S.
Generally Accepted Accounting Principles (U.S. GAAP).
The following summarizes the Fund's significant accounting
policies.
a. Financial Instrument Valuation
The Fund's investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Fund calculates the net asset
value (NAV) per share each business day as of 4 p.m.
Eastern time or the regularly scheduled close of the New
York Stock Exchange (NYSE), whichever is earlier. Under
compliance policies and procedures approved by the Fund's
Board of Trustees (the Board), the Fund's administrator has
responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund
may utilize independent pricing services, quotations from
securities and financial instrument dealers, and other market sources to determine fair value.
Debt securities generally trade in the over-the-counter
(OTC) market rather than on a securities exchange. The
Fund's pricing services use multiple valuation techniques
to determine fair value. In instances where sufficient
market activity exists, the pricing services may utilize a
market-based approach through which quotes from market
makers are used to determine fair value. In instances
where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation
models which may consider market characteristics such as
benchmark yield curves, credit spreads, estimated default
rates, anticipated market interest rate volatility, coupon
rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to
estimate the relevant cash flows, which are then discounted
to calculate the fair value. Securities denominated in
a foreign currency are converted into their U.S. dollar
equivalent at the foreign exchange rate in effect at 4 p.m.
Eastern time on the date that the values of the foreign debt securities are determined.
Investments in open-end mutual funds are valued at the
closing NAV.
Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund's pricing services
use various techniques including industry standard option
pricing models and proprietary discounted cash flow models
to determine the fair value of those instruments. The Fund's net benefit or obligation under the derivative contract, as
measured by the fair value of the contract, is included in net assets.
The Fund has procedures to determine the fair value of
financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund
primarily employs a market-based approach which may
use related or comparable assets or liabilities, recent
transactions, market multiples, book values, and other
relevant information for the investment to determine the
fair value of the investment. An income-based valuation
approach may also be used in which the anticipated future
cash flows of the investment are discounted to calculate
fair value. Discounts may also be applied due to the nature
or duration of any restrictions on the disposition of the
investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market
existed.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities
denominated in foreign currencies are translated into U.S.
dollars based on the exchange rate of such currencies
against U.S. dollars on the date of valuation. The Fund may
enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases
and sales of securities, income and expense items
denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date.
Portfolio securities and assets and liabilities denominated
in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,
events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent
value. If such an event occurs, the foreign exchange rate
will be valued at fair value using procedures established and approved by the Board.

Templeton Global Income Fund
Notes to Financial Statements (unaudited)

franklintempleton.com
Semiannual Report
The Fund does not separately report the effect of changes
in foreign exchange rates from changes in market prices
on securities held. Such changes are included in net
realized and unrealized gain or loss from investments in the
Statement of Operations.
Realized foreign exchange gains or losses arise from sales
of foreign currencies, currency gains or losses realized
between the trade and settlement dates on securities
transactions and the difference between the recorded
amounts of dividends, interest, and foreign withholding
taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains
and losses arise from changes in foreign exchange rates
on foreign denominated assets and liabilities other than
investments in securities held at the end of the reporting
period.
c. Derivative Financial Instruments
The Fund invested in derivative financial instruments in
order to manage risk or gain exposure to various other
investments or markets. Derivatives are financial contracts
based on an underlying or notional amount, require no
initial investment or an initial net investment that is smaller than would normally be required to have a similar response
to changes in market factors, and require or permit net
settlement. Derivatives contain various risks including
the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in
excess of the amounts shown in the Statement of Assets
and Liabilities. Realized gain and loss and unrealized
appreciation and depreciation on these contracts for the
period are included in the Statement of Operations.
Derivative counterparty credit risk is managed through a
formal evaluation of the creditworthiness of all potential
counterparties. The Fund attempts to reduce its exposure
to counterparty credit risk on OTC derivatives, whenever
possible, by entering into International Swaps and
Derivatives Association (ISDA) master agreements
with certain counterparties. These agreements contain
various provisions, including but not limited to collateral
requirements, events of default, or early termination.
Termination events applicable to the counterparty include
certain deteriorations in the credit quality of the counterparty.
Termination events applicable to the Fund include failure
of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In
the event of default or early termination, the ISDA master
agreement gives the non-defaulting party the right to net
and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by
one counterparty to the other. However, absent an event
of default or early termination, OTC derivative assets
and liabilities are presented gross and not offset in the
Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the
Fund of any net liability owed to that counterparty under the
ISDA agreement.
Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC
derivatives traded under an ISDA master agreement, posting
of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum
transfer amount, which typically ranges from $100,000 to
$250,000, and can vary depending on the counterparty and
the type of agreement. Generally, collateral is determined
at the close of Fund business each day and any additional
collateral required due to changes in derivative values
may be delivered by the Fund or the counterparty the next
business day, or within a few business days. Collateral
pledged and/or received by the Fund, if any, is held in
segregated accounts with the Fund’s custodian/counterparty
broker and can be in the form of cash and/or securities.
Unrestricted cash may be invested according to the Fund's
investment objectives. To the extent that the amounts
due to the Fund from its counterparties are not subject to
collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.
The Fund entered into OTC forward exchange contracts
primarily to manage and/or gain exposure to certain foreign
currencies. A forward exchange contract is an agreement
between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.
The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is
an agreement between the Fund and a counterparty to
exchange cash flows based on the difference between
1. Organization and Significant Accounting Policies
(continued)
b. Foreign Currency Translation
(continued)

Templeton Global Income Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
two interest rates, applied to a notional amount. These
agreements may be privately negotiated in the over-the-
counter market (OTC interest rate swaps) or may be
executed on a registered exchange (centrally cleared
interest rate swaps). For centrally cleared interest rate
swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets
and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are
accrued daily and recorded as unrealized depreciation and
appreciation until the payments are made, at which time they are realized.
See Note 10 regarding other derivative information.
d. Restricted Cash
At June 30, 2022, the Fund held restricted cash in
connection with investments in certain derivative securities.
Restricted cash is held in a segregated account with the
Fund’s custodian and is reflected in the Statement of Assets and Liabilities.
e. Restricted Currency
At June 30, 2022, the Fund held currencies in certain
markets in which the ability to repatriate such currency is
limited. As a result of such limitations on repatriation, the
Fund may incur substantial delays in gaining access to these assets and may be exposed to potential adverse movements
in currency value.
f. Income and Deferred Taxes
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.
The Fund may be subject to foreign taxation related to
income received, capital gains on the sale of securities
and certain foreign currency transactions in the foreign
jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist
in the foreign markets in which the Fund invests. When a
capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be
payable if the securities were disposed of on the valuation
date.
The Fund may recognize an income tax liability related
to its uncertain tax positions under U.S. GAAP when the
uncertain tax position has a less than 50% probability that
it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2022, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open
tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and
are based on the statute of limitations in each jurisdiction in which the Fund invests.
g. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of
premium and accretion of discount on debt securities are
included in interest income. Dividend income is recorded
on the ex-dividend date. Distributions to shareholders are
recorded on the ex-dividend date. The Fund employs a
managed distribution policy whereby the Fund will make
monthly distributions to shareholders at an annual minimum
fixed rate of 8%, based on the average monthly NAV of the
Fund’s common shares. Effective March 7, 2022, the annual
minimum fixed rate increased from 7.5% to 8%. Under
the policy, the Fund is managed with a goal of generating
as much of the distribution as possible from net ordinary
income and short-term capital gains. The balance of the
distribution will then come from long-term capital gains to
the extent permitted and, if necessary, a return of capital.
Distributable earnings are determined according to income
tax regulations (tax basis) and may differ from earnings
recorded in accordance with U.S. GAAP. These differences
may be permanent or temporary. Permanent differences
are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net
assets or the results of operations. Temporary differences
are not reclassified, as they may reverse in subsequent
periods.
1. Organization and Significant Accounting Policies
(continued)
c. Derivative Financial Instruments
(continued)

Templeton Global Income Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
Inflation-indexed bonds are adjusted for inflation through
periodic increases or decreases in the security's interest
accruals, face amount, or principal redemption value, by
amounts corresponding to the rate of inflation as measured
by an index. Any increase or decrease in the face amount
or principal redemption value will be included as interest
income in the Statement of Operations.
h. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
i. Guarantees and Indemnifications
Under the Fund's organizational documents, its officers
and trustees are indemnified by the Fund against certain
liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the
Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum
exposure under these arrangements is unknown as this
would involve future claims that may be made against the
Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At June 30, 2022, there were an unlimited number of shares authorized (without par value). During the period ended June
30, 2022 and year ended December 31, 2021 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.
Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 11,285,400 shares. In addition, the Fund separately conducted a tender offer, which expired on December 7, 2021.
The Fund accepted 31,347,231 shares in the tender offer. Transactions in the Fund’s shares, including the tender offer, were as follows:
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:
Six Months Ended
June 30, 2022
Year Ended
December 31, 2021
Shares Amount Shares Amount
Shares repurchased ...................... 75,000 $386,870 31,347,231
a
$170,215,462
Weighted average discount of market price to net
asset value of shares repurchased .......... 5.59% 6.56%
a
On October 13, 2021, the Fund announced a tender offer to purchase for cash up to 70 percent of its issued and outstanding common shares (93,900,910 shares), each without par value. The tender period commenced on November 8, 2021 and expired at 11:59 p.m. Eastern time on December 7, 2021. The Fund accepted 31,347,231 shares for cash payment at a price equal to $5.43 per share. This purchase price was 99% of the Fund’s NAV per share of $5.48 as of the close of regular trading on the NYSE on
December 8, 2021.
Subsidiary Affiliation
Franklin Advisers, Inc. (Advisers) Investment manager
Franklin Templeton Services, LLC (FT Services) Administrative manager
1. Organization and Significant Accounting Policies
(continued)
g. Security Transactions, Investment Income,
Expenses and Distributions
(continued)

Templeton Global Income Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
a. Management Fees
The Fund pays an investment management fee, calculated daily and paid monthly to Advisers based on the average daily net assets of the Fund as follows:
For the period ended June 30, 2022, the annualized gross effective investment management fee rate was 0.659% of the
Fund’s average daily net assets.
b. Administrative Fees
Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.
c. Investments in Affiliated Management Investment Companies
The Fund invests in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2022, the Fund held investments in affiliated management investment companies as follows:
d. Waiver and Expense Reimbursements
Effective March 1, 2022, Advisers has voluntarily agreed in advance to waive 0.10% of its investment management fees based on the average daily net assets of the Fund until September 1, 2022. Total expenses waived or paid are not subject to recapture subsequent to the Fund's fiscal year end.
Annualized Fee Rate Net Assets
0.700% Up to and including $200 million
0.635% Over $200 million, up to and including $700 million
0.600% Over $700 million, up to and including $1 billion
0.580% Over $1 billion, up to and including $5 billion
0.560% Over $5 billion, up to and including $10 billion
0.540% Over $10 billion, up to and including $15 billion
0.520% Over $15 billion, up to and including $20 billion
0.500% In excess of $20 billion
    aa
Value at
Beginning
of Period Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Period
Number of
Shares Held
at End
of Period
Investment
Income
a       a   a   a   a   a   a   a
Templeton Global Income Fund
Non-Controlled Affiliates
Dividends
Institutional Fiduciary Trust -
Money Market Portfolio, 0.895% $ 27,885,778 $ 229,903,214 $ (239,242,301) $ — $ — $ 18,546,691 18,546,691 $ 7,304
Total Affiliated Securities ... $27,885,778 $229,903,214 $(239,242,301) $— $— $18,546,691 $7,304
3. Transactions with Affiliates
(continued)

Templeton Global Income Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
4. Income Taxes
For tax purposes, capital losses may be carried over to offset future capital gains.
At December 31, 2021, the capital loss carryforwards were as follows:
For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2021, the Fund deferred late-year ordinary losses of $25,405,843.
At June 30, 2022, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles and wash sales.
5. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the period ended June 3 0 , 202 2 , aggregated
$ 112,665,175 and $ 98,896,554 , respectively.
6. Credit Risk
At June 30, 2022, the Fund had 24.3% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.
7. Concentration of Risk
Investments in issuers domiciled or with significant operations in developing or emerging market countries may be subject to higher risks than investments in developed countries. These risks include fluctuating currency values, underdeveloped legal or business systems, and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Currencies of developing or emerging market countries may be subject to significantly greater risks than currencies of developed countries, including the potential inability to repatriate those currencies into U.S. dollars.
At June 30, 2022, the Fund had 0.1% of its net assets denominated in Argentine Pesos. Argentina has restricted currency repatriation since September 2019, and had restructured certain issues of its debt. Political and economic conditions in
Argentina could continue to affect the value of the Fund's holdings.
Capital loss carryforwards not subject to expiration:
Short term ................................................................................ $14,172,840
Long term ................................................................................ 59,218,515
Total capital loss carryforwards ............................................................... $73,391,355
Cost of investments .......................................................................... $545,758,330
Unrealized appreciation ........................................................................ $7,879,685
Unrealized depreciation ........................................................................ (77,009,717)
Net unrealized appreciation (depreciation) .......................................................... $(69,130,032)

Templeton Global Income Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
8. Geopolitical Risk
On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board.
9. Novel Coronavirus Pandemic
The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.
10. Other Derivative Information
At June 3 0 , 202 2 , investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:
Asset Derivatives Liability Derivatives
Derivative Contracts
Not Accounted for as
Hedging Instruments
Statement of
Assets and Liabilities
Location Fair Value
Statement of
Assets and Liabilities
Location Fair Value
Templeton Global Income Fund
Interest rate contracts .......
Variation margin on centrally
cleared swap contracts
$ 1,097,166
a
Variation margin on centrally
cleared swap contracts
$ 16,022
a
Foreign exchange contracts ..
Unrealized appreciation on OTC
forward exchange contracts
6,291,656 Unrealized depreciation on OTC
forward exchange contracts
5,289,353
Total .................... $7,388,822 $5,305,375
a
This amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

Templeton Global Income Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
For the period ended June 30, 2022, the effect of derivative contracts in the Statement of Operations was as follows:
For the period ended June 30, 2022, the average month end notional amount of swap contracts represented $14,032,286. The average month end contract value of forward exchange contracts was $646,848,328.
At June 30, 2022, OTC derivative assets and liabilities are as follows:
Derivative Contracts
Not Accounted for as
Hedging Instruments
Statement of
Operations Location
Net Realized
Gain (Loss) for
the Period
Statement of
Operations Location
Net Change in
Unrealized
Appreciation
(Depreciation)
for the Period
Templeton Global Income Fund
Net realized gain (loss) from: Net change in unrealized
  appreciation (depreciation) on:
Interest rate contracts ..........
Swap contracts $— Swap contracts $1,081,144
Foreign exchange contracts .....
Forward exchange contracts (10,458,158) Forward exchange contracts (480,305)
Total ....................... $(10,458,158) $600,839
Gross Amounts of
Assets and Liabilities Presented
in the Statement of Assets and Liabilities
Assets
a
Liabilities
a
Templeton Global Income Fund
Derivatives
Forward exchange contracts ............................. $ 6,291,656 $ 5,289,353
Total ............................................. $6,291,656 $5,289,353
a
Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
10. Other Derivative Information
(continued)

Templeton Global Income Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
At June 30, 2022, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:
Amounts Not Offset in the
Statement of Assets and Liabilities
Gross
Amounts of
Assets Presented in
the Statement of
Assets and Liabilities
Financial
Instruments
Available for
Offset
Financial
Instruments
Collateral
Received
a,b
Cash
Collateral
Received
Net Amount
(Not less
than zero)
Templeton Global Income Fund
Counterparty
BAST .................... $— $— $— $— $—
BNDP ................... 170,408 — — — 170,408
BOFA .................... 53,006 — — — 53,006
BZWS ................... 316,491 — — (280,000) 36,491
CITI ..................... 1,870,970 (1,111,663) — (759,307) —
DBAB ................... 1,465,782 (517,413) (948,369) — —
GSCO ................... — — — — —
HSBK ................... 1,762,228 (51,592) (1,212,379) — 498,257
JPHQ ................... 297,148 (297,148) — — —
MSCO ................... 193,463 — — — 193,463
SCNY ................... 114,648 (70,850) — — 43,798
UBSW ................... 47,512 — — — 47,512
Total ................... $6,291,656 $(2,048,666) $ (2,160,748) $(1,039,307) $1,042,935
$ 1
10. Other Derivative Information
(continued)

Templeton Global Income Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
At June 30, 2022, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:
See Note 1(c) regarding derivative financial instruments.
See Abbreviations on page 29 .
11. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)
Amounts Not Offset in the
Statement of Assets and Liabilities
Gross
Amounts of
Liabilities
Presented in
the Statement of
Assets and Liabilities
Financial
Instruments
Available for
Offset
Financial
Instruments
Collateral
Pledged
Cash
Collateral
Pledged
b
Net Amount
(Not less
than zero)
Templeton Global Income Fund
Counterparty
BAST .................... $1,174,207 $— $— $(900,000) $274,207
BNDP ................... — — — — —
BOFA .................... — — — — —
BZWS ................... — — — — —
CITI ..................... 1,111,663 (1,111,663) — — —
DBAB ................... 517,413 (517,413) — — —
GSCO ................... 593,330 — — (593,330) —
HSBK ................... 51,592 (51,592) — — —
JPHQ ................... 1,770,298 (297,148) — (1,473,150) —
MSCO ................... — — — — —
SCNY ................... 70,850 (70,850) — — —
UBSW ................... — — — — —
Total ................... $5,289,353 $(2,048,666) $— $(2,966,480) $274,207
a
At June 30, 2022, the Fund received U.S. Treasury Bonds and Notes and U.K Treasury Inflation-Linked Gilt Bonds as collateral for derivatives.
b
In some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of over collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.
10. Other Derivative Information
(continued)

Templeton Global Income Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of June 30, 2022, in valuing the Fund's assets and liabilities carried at fair value, is as follows:
12. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.
Level 1 Level 2 Level 3 Total
Templeton Global Income Fund
Assets:
Investments in Securities:
Foreign Government and Agency Securities .... $ — $ 352,402,806 $ — $ 352,402,806
Short Term Investments ................... 18,546,691 103,496,716 — 122,043,407
Total Investments in Securities ........... $18,546,691 $455,899,522 $— $474,446,213
Other Financial Instruments:
Forward exchange contracts ............... $ — $ 6,291,656 $ — $ 6,291,656
Restricted Currency (ARS) ................. — 2 — 2
Swap contracts ......................... — 1,097,166 — 1,097,166
Total Other Financial Instruments ......... $— $7,388,824 $— $7,388,824
Receivables:
Interest (ARS) ........................... $— $64,409 $— $64,409
Liabilities:
Other Financial Instruments:
Forward exchange contracts ................ $ — $ 5,289,353 $ — $ 5,289,353
Swap contracts .......................... — 16,022 — 16,022
Total Other Financial Instruments ......... $— $5,305,375 $— $5,305,375
Payables:
Deferred Tax (ARS) ....................... $— $442 $— $442
11. Fair Value Measurements
(continued)

Templeton Global Income Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
Abbreviations
Counterparty
BAST
Banco Santander SA
BNDP
BNP Paribas SA
BOFA
Bank of America Corp.
BZWS
Barclays Bank plc
CITI
Citibank NA
DBAB
Deutsche Bank AG
GSCO
Goldman Sachs Group, Inc.
HSBK
HSBC Bank plc
JPHQ
JPMorgan Chase Bank NA
MSCO
Morgan Stanley
SCNY
Standard Chartered Bank
UBSW
UBS AG
Cu r rency
ARS
Argentine Peso
BRL
Brazilian Real
CAD
Canadian Dollar
CNY
Chinese Yuan
COP
Colombian Peso
GBP
British Pound
GHS
Ghanaian Cedi
IDR
Indonesian Rupiah
INR
Indian Rupee
KRW
South Korean Won
MXN
Mexican Peso
NOK
Norwegian Krone
SEK
Swedish Krona
SGD
Singapore Dollar
THB
Thai Baht
Selected Portfolio
SOFR
Secured Overnight Financing Rate

Templeton Global Income Fund
Important Information to Shareholders

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Share Repurchase Program
The Fund’s Board of Trustees (the “Board”) previously
authorized the Fund to repurchase up to 10% of the Fund’s
outstanding shares in open-market transactions, at the
discretion of management. This authorization remains in
effect.
In exercising its discretion consistent with its portfolio
management responsibilities, the investment manager will
take into account various other factors, including, but not
limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be
undesirable because of liquidity concerns or because the
sale might subject the Fund to adverse tax consequences.
Any repurchases would be made on a national securities
exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or
borrowing of the Fund. If and when the Fund’s 10% threshold
is reached, no further repurchases could be completed until
authorized by the Board. Until the 10% threshold is reached,
Fund management will have the flexibility to commence
share repurchases if and when it is determined to be
appropriate in light of prevailing circumstances.
In the Notes to Financial Statements section, please
see note 2 (Shares of Beneficial Interest) for additional
information regarding shares repurchased.
Management Fee Waiver
On March 21, 2022, the Fund announced that the Fund’s
Board and manager had reached an agreement to
implement a fee waiver to reduce the Fund’s investment
management fee by 10 basis points.
As a result of this fee waiver, for the period beginning March
1, 2022 and ending September 1, 2022, the Fund will pay
the investment manager a monthly fee in dollars, at the
annual rate of the Fund’s daily net assets, as listed below, payable at the end of each calendar month:
0.600% up to and including $200 million; and
0.535% over $200 million, up to and including $700
million.
Recommencing on September 1, 2022, the Fund will pay the
investment manager a monthly fee in dollars, at the annual
rate of the Fund’s daily net assets, as listed below, payable at the end of each calendar month:
0.700% up to and including $200 million; and
0.635% over $200 million, up to and including $700
million.
Increase to Managed Distribution Plan
On March 7, 2022, the Fund announced that the Board had
authorized an increase to the Fund’s managed distribution
plan pursuant to which the Fund will make monthly
distributions to shareholders at an annual minimum fixed
rate of 8%, an increase from the previously authorized 7.5%, based on the average monthly net asset value (NAV) of the
Fund’s common shares (the “Plan”). Management believes
that the increased distribution rate will benefit shareholders consistent with the Fund’s investment goal to seek high,
current income.
The Fund calculates the average NAV from the previous
month based on the number of business days in the month
on which the NAV is calculated. The Plan is intended to
provide shareholders with a constant, but not guaranteed,
fixed minimum rate of distribution each month and is
intended to narrow the discount between the market price
and the NAV of the Fund’s common shares, but there can
be no assurance that the Plan will be successful in doing
so. The Fund is managed with a goal of generating as much
of the distribution as possible from net ordinary income and short-term capital gains, that is consistent with the Fund’s investment strategy and risk profile. To the extent that
sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some
or all of the money that was invested in the Fund is paid
back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and
should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains
may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.
The Board may amend the terms of the Plan or terminate
the Plan at any time without prior notice to the Fund’s
shareholders. The amendment or termination of the Plan

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could have an adverse effect on the market price of the
Fund’s common shares. The Plan will be subject to the
periodic review by the Board, including a yearly review of
the annual minimum fixed rate to determine if an adjustment
should be made.
Shareholders should not draw any conclusions about the
Fund’s investment performance from the amount of this
distribution or from the terms of the Plan. The amounts and
sources of the Fund’s distributions to be reported will be
estimates and will not be provided for tax reporting purposes.
The actual amounts and sources of the amounts for tax
reporting purposes will depend upon the Fund’s investment
experience during the remainder of its fiscal year and may
be subject to changes based on tax regulations. The Fund
will send a Form 1099-DIV to shareholders for the calendar
year that will describe how to report the Fund’s distributions for federal income tax purposes.

Templeton Global Income Fund
Annual Meeting of Shareholders June 6, 2022 (unaudited)

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Semiannual Report
The Annual Meeting of Shareholders of the Fund was held on June 6, 2022 (the “Annual Meeting”). Shareholders were asked to vote on the following proposals: (1) the election of four Trustees for a three-year term; (2) the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending
December 31, 2022; and (3) a shareholder proposal from Saba Capital Management, L.P. (“Saba”) to terminate the Fund’s
Investment Management Agreement.
Following the Annual Meeting, the Fund and a Fund shareholder filed a complaint and temporary restraining order request in United States District Court in the Southern District of New York (the “Court”) seeking to prevent the certification of the results of the Annual Meeting. Thereafter, the Fund and Saba and related individuals and parties (together, the “Parties”) filed a Stipulation and Proposed Order with the Court, which was granted by the Court, for entry of a status quo agreement and schedule for expedited proceedings, thereby resolving the Fund’s request for a temporary restraining order related to the certification of the results of the Annual Meeting. The Parties agreed that the Annual Meeting results will not be certified and
Saba’s 2022 Trustee nominees will not be seated before one business day after the Court has issued a ruling on the Fund’s request for injunctive relief. The Parties also agreed that the Fund and its current Board of Trustees shall continue to manage the Fund in the ordinary course of business consistent with their fiduciary duties and as required by law.

Templeton Global Income Fund

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Dividend Reinvestment and Cash Purchase Plan
The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:
Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.
Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.
A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC (the “Plan Administrator”) and sent to American Stock
Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global
Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.
The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.
Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.
A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to
American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon
withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.
For more information, please see the Plan’s Terms and Conditions located at the back of this report.

Templeton Global Income Fund
Dividend Reinvestment and Cash Purchase Plan

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Semiannual Report
Transfer Agent
American Stock Transfer and Trust Company, LLC
P.O. Box 922, Wall Street Station,
New York, NY 10269-056
(800) 416-5585
www.astfinancial.com
Direct Deposit Service for Registered Shareholders
Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial (800)
416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.
Direct Registration
If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company, LLC at (800) 416-5585.
Shareholder Information
Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol “GIM.” Information about the net asset value and the market price is available at franklintempleton.com.
For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company, LLC website at www.
astfinancial.com and follow the instructions.
The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin
Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).
Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Global Income Fund, 100 Fountain
Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

Templeton Global Income Fund
Shareholder Information

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Semiannual Report
Board Approval of Investment
Management Agreements
TEMPLETON GLOBAL INCOME FUND
(Fund)
At a virtual meeting held on February 27, 2022 (Meeting),
the Board of Trustees (Board) of the Fund, including a
majority of the trustees who are not “interested persons”
as defined in the Investment Company Act of 1940
(Independent Trustees), reviewed and approved the
continuance of the investment management agreement
between Franklin Advisers, Inc. (Manager) and the Fund
(Management Agreement) for an additional one-year period.
The Independent Trustees received advice from and met
separately with Independent Trustee counsel in considering
whether to approve the continuation of the Management
Agreement.
In considering the continuation of the Management
Agreement, the Board reviewed and considered information
provided by the Manager at the Meeting and throughout
the year at meetings of the Board and its committees. The
Board also reviewed and considered information provided
in response to a detailed set of requests for information
submitted to the Manager by Independent Trustee counsel
on behalf of the Independent Trustees in connection with
the annual contract renewal process. In addition, prior
to the Meeting, the Independent Trustees held a virtual
contract renewal meeting at which the Independent Trustees
conferred amongst themselves and Independent Trustee
counsel about contract renewal matters. At that meeting,
they met with senior leadership of the global macro funds
regarding the performance of the funds; and met with
management to request additional information that the
Independent Trustees reviewed and considered at the
Meeting. The Board later had an opportunity for an expanded
discussion with the leadership of the global macro funds to
hear about strategies to deliver improved investment returns to shareholders. The Board reviewed and considered all of
the factors it deemed relevant in approving the continuance
of the Management Agreement, including, but not limited to:
(i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund;
(iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are
realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.
In approving the continuance of the Management
Agreement, the Board, including a majority of the
Independent Trustees, determined that the terms of the
Management Agreement are fair and reasonable and that
the continuance of such Management Agreement is in
the best interests of the Fund and its shareholders. While
attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s
determination.
Nature, Extent and Quality of Services
The Board reviewed and considered information regarding
the nature, extent and quality of investment management
services provided by the Manager and its affiliates to the
Fund and its shareholders. This information included, among
other things, the qualifications, background and experience
of the senior management and investment personnel
of the Manager, as well as information on succession
planning where appropriate; the structure of investment
personnel compensation; oversight of third-party service
providers; investment performance reports and related
financial information for the Fund (including its share price discount to net asset value); reports on expenses and
shareholder services; legal and compliance matters; risk
controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the
Manager and its affiliates to US funds and other accounts,
including management’s explanation of differences among
accounts where relevant. The Board noted management’s
continued commitment to providing the resources important
to enhancing the investment process of the global macro
funds for the benefit of the funds and their shareholders.
The Board acknowledged the ongoing integration of the
Legg Mason family of funds into the Franklin Templeton
(FT) family of funds and developing strategies to address
areas of heightened concern in the mutual fund industry,
including various regulatory initiatives and recent geopolitical concerns.
The Board also reviewed and considered the benefits
provided to Fund shareholders of investing in a fund that
is part of the FT family of funds. The Board noted the
financial position of Franklin Resources, Inc. (FRI), the
Manager’s parent, and its commitment to the mutual fund
business as evidenced by its reassessment of the fund
offerings in response to the market environment and project
initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board

Templeton Global Income Fund
Shareholder Information

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Semiannual Report
specifically noted FT’s commitment to being a global leader
in stewardship and sustainability and the recent addition of a senior executive focused on environmental, social and
governance and climate control initiatives.
Following consideration of such information, the Board
was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.
Fund Performance
The Board reviewed and considered the performance results
of the Fund over various time periods ended November
30, 2021. The Board considered the performance returns
for the Fund in comparison to the performance returns of
mutual funds deemed comparable to the Fund included in
a universe (Performance Universe) selected by Broadridge
Financial Solutions, Inc. (Broadridge), an independent
provider of investment company data. The Board received a
description of the methodology used by Broadridge to select
the mutual funds included in a Performance Universe. The
Board also reviewed and considered Fund performance
reports provided and discussions that occurred with
portfolio managers at Board meetings throughout the year.
A summary of the Fund’s performance results is below.
Such results are based on net asset value without regard to
market discounts or premiums.
The Performance Universe for the Fund included the Fund
and all leveraged and non-leveraged closed-end global
income funds. The Board noted that the Fund’s annualized
income return and annualized total return for the one-,
three-, five- and 10-year periods were below the medians
and primarily in the fifth quintile (worst) of its Performance
Universe. The Board discussed this performance with
management and management explained that the Fund’s
relative underperformance in comparison to its Performance
Universe over the reporting periods was, in part, due to
the Fund’s performance in 2019 and 2020. Management
further explained that the underperformance was driven by
the Fund’s defensive positioning amid the pandemic, which
restrained the Fund’s participation in the risk asset rallies in the second half of 2020. Management also explained that
the Fund’s long exposure to emerging market local currency
assets and short exposure to US Treasury duration during
the three- and five-year reporting periods detracted from
the Fund’s relative performance versus the Performance
Universe. Management further explained that after vaccines
were approved toward the end of 2020 management
significantly repositioned the Fund’s strategies back towards risk allocations and expanded on that risk positioning
throughout 2021, emphasizing specific currencies against
the US dollar and the euro, as well as local currency
bonds in a select set of emerging markets. Management
reported that this resulted in notable improvement in the
Fund’s performance for the one-year period ended January
31, 2022. Management further explained the steps the
portfolio management team is taking in an effort to improve
the Fund’s peer rankings across all reporting periods and
reduce the impact of the Fund’s relative underperformance
in 2019 and 2020. The Board noted management’s
continued confidence in the Fund’s portfolio management
team, commitment to an enhanced investment process
for the benefit of Fund shareholders and commitment to
have ongoing conversations with the Board regarding
management’s strategies for addressing the performance
of the global macro funds as a whole. Based on the
foregoing, the Board concluded that the Fund’s Management
Agreement should be continued for an additional one-
year period, and that management’s efforts and the recent
improved performance of the Fund should continue to be
closely monitored.
Comparative Fees and Expenses
The Board reviewed and considered information regarding
the Fund’s actual total expense ratio and its various
components, including, as applicable, management fees;
underlying fund expenses; investment-related expenses;
and other non-management fees. The Board considered the
actual total expense ratio and, separately, the contractual
management fee rate, without the effect of fee waivers, if any
(Management Rate) of the Fund in comparison to the median
expense ratio and median Management Rate, respectively,
of other mutual funds deemed comparable to and with a
similar expense structure to the Fund selected by Broadridge
(Expense Group). Broadridge fee and expense data is based
upon information taken from each fund’s most recent annual
or semi-annual report, which reflects historical asset levels.
While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase
as assets decline and decrease as assets grow, the Board
believed the independent analysis conducted by Broadridge
to be an appropriate measure of comparative fees and
expenses. The Broadridge Management Rate includes
administrative charges. The Board received a description of
the methodology used by Broadridge to select the mutual
funds included in the Expense Group.
The Expense Group for the Fund included the Fund and six
other leveraged and non-leveraged global income closed-
end funds. The Board noted that the Management Rate
and actual total expense ratio for the Fund were below the
medians and in the first quintile (best) of its Expense Group.
The Board further noted Management’s proposal of a ten
basis point waiver for a period of six months.

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Shareholder Information

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Semiannual Report
The Board concluded that the Management Rate charged to
the Fund is reasonable.
Profitability
The Board reviewed and considered information regarding
the profits realized by the Manager and its affiliates in
connection with the operation of the Fund. In this respect,
the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of
FT’s US fund business, as well as its profits in providing
investment management and other services to each of
the individual funds during the 12-month period ended
September 30, 2021, being the most recent fiscal year-
end for FRI. The Board noted that although management
continually makes refinements to its methodologies used
in calculating profitability in response to organizational
and product-related changes, the overall methodology has
remained consistent with that used in the Fund’s profitability report presentations from prior years. The Board also noted
that PricewaterhouseCoopers LLP, auditor to FRI and certain
FT funds, has been engaged by the Manager to periodically
review and assess the allocation methodologies to be used
solely by the Fund’s Board with respect to the profitability analysis.
The Board noted management’s belief that costs incurred
in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and
its affiliates may not be fully reflected in the expenses
allocated to the Fund in determining its profitability, as
well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board
considered management’s outsourcing of certain operations,
which effort has required considerable up-front expenditures by the Manager but, over the long run is expected to result
in greater efficiencies. The Board also noted management’s
expenditures in improving shareholder services provided
to the Fund, as well as the need to implement systems and
meet additional regulatory and compliance requirements
resulting from recent US Securities and Exchange
Commission and other regulatory requirements.
The Board also considered the extent to which the Manager
and its affiliates might derive ancillary benefits from fund operations, potential benefits resulting from personnel
and systems enhancements necessitated by fund growth,
as well as increased leverage with service providers and
counterparties. Based upon its consideration of all these
factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board reviewed and considered the extent to which
the Manager may realize economies of scale, if any, as the
Fund grows larger and whether the Fund’s management fee
structure reflects any economies of scale for the benefit of shareholders. The Board believes that the Manager’s ability
to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end
fund whose size increases as a result of the continuous sale of its shares. A closed-end fund, such as the Fund, does
not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies
of scale to be less of a factor in the context of a closed-
end fund, the Board believes at some point an increase in
size may lead to economies of scale that would be shared
with the Fund and its shareholders. The Board noted the
existence of management fee breakpoints, which operate
generally to share any economies of scale with the Fund’s
shareholders by reducing the Fund’s effective management
fees as the Fund grows in size. The Board considered the
Manager’s view that any analyses of potential economies
of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments
the Manager incurs across the FT family of funds as a
whole. The Board noted that the Fund had experienced
a decrease in assets and would not be expected to
demonstrate additional economies of scale in the near term,
but concluded that to the extent economies of scale may
be realized by the Manager and its affiliates, the Fund’s
management fee structure provided a sharing of benefits
with the Fund and its shareholders as the Fund grows.
Conclusion
Based on its review, consideration and evaluation of all
factors it believed relevant, including the above-described
factors and conclusions, the Board unanimously approved
the continuation of the Management Agreement for an
additional one-year period.
Proxy Voting Policies and Procedures
The Fund’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Fund
uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Fund’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-
7678 or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale,
FL 33301, Attention: Proxy Group. Copies of the Fund’s

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Semiannual Report
proxy voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.
Quarterly Schedule of Investments
The Fund files a complete consolidated schedule of
investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each
fiscal year as an exhibit to its report on Form N-PORT.
Shareholders may view the filed Form N-PORT by visiting
the Commission’s website at sec.gov. The filed form may
also be viewed and copied at the Commission’s Public
Reference Room in Washington, DC. Information regarding
the operations of the Public Reference Room may be
obtained by calling (800) SEC-0330.

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Not part of the semiannual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
1. American Stock Transfer and Trust Company LLC (“AST”),
will act as Plan Administrator and will open an account for
participating shareholders (“participant”) under the Dividend
Reinvestment and Cash Purchase Plan (the “Plan”) in
the same name as that in which the participant’s present
shares are registered, and put the Plan into effect as of the first record date for a dividend or capital gains distribution after AST receives the authorization duly executed by such
participant.
2. Whenever Templeton Global Income Fund (the “Fund”)
declares a distribution from capital gains or an income
dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund
shares, and AST shall automatically receive such Fund
shares for participant accounts including aggregate fractions.
The number of additional Fund shares to be credited to
participant accounts shall be determined by dividing the
equivalent dollar amount of the capital gains distribution
or dividend payable to participants by the Fund’s net asset
value per share of the Fund shares on the valuation date,
provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The
valuation date will be the payable date for such distribution or dividend.
3. Whenever the Fund declares a distribution from capital
gains or an income dividend payable only in cash, or if the
Fund’s net asset value per share exceeds the market price
per share on the valuation date, AST shall apply the amount
of such dividend or distribution payable to participants to
the purchase of Fund shares on the open market (less their
pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of
such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset
value per share, the average per share purchase price
paid by AST may exceed the net asset value of the Fund’s
shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in
shares issued by the Fund at net asset value per share.
Such purchases will be made promptly after the payable
date for such dividend or distribution, and in no event later than five business days prior to the record date for the next dividend or distribution except where temporary curtailment
or suspension of purchase is necessary to comply with
applicable provisions of the Federal securities laws.
4. A participant has the option of submitting additional
payments to AST, in any amounts of at least $100, up to a
maximum of $5,000 per month, for the purchase of Fund
shares for his or her account. These payments may be
made electronically through AST at www.astfinancial.com
or by check payable to “American Stock Transfer and Trust
Company LLC” and sent to American Stock Transfer and
Trust Company LLC, P.O. Box 922, Wall Street Station,
New York, NY 10269-0560, Attention: Templeton Global
Income Fund. AST shall apply such payments (less a $5.00
service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed
below in paragraph 6. AST shall make such purchases
promptly beginning on the dividend payment date, which is
usually the last business day of each month, or, in the event that there is no dividend or distribution paid in a month, AST shall make such purchases on the last business day of that
month, and in no event more than 30 days after receipt,
except where necessary to comply with provisions of the
Federal securities laws. Any voluntary payment received
less than two business days before an investment date
shall be invested during the following month unless there
are more than 30 days until the next investment date, in
which case such payment will be returned to the participant.
AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received
by AST not less than 48 hours before such payment is to
be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.
5. For all purposes of the Plan: (a) the market price of the
Fund’s shares on a particular date shall be the last sale
price on the New York Stock Exchange on that date if a
business day and if not, on the preceding business day, or
if there is no sale on such Exchange on such date, then the
mean between the closing bid and asked quotations for such
shares on such Exchange on such date, and (b) net asset
value per share of the Fund’s shares on a particular date
shall be as determined by or on behalf of the Fund.
6. Open market purchases provided for above may be
made on any securities exchange where Fund shares are
traded, in the over-the-counter market or in negotiated
transactions and may be on such terms as to price, delivery
and otherwise as AST shall determine. Participant funds
held by AST uninvested will not bear interest, and it is
understood that, in any event, AST shall have no liability
in connection with any inability to purchase Fund shares
within five business days prior to the record date for the next

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Not part of the semiannual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility
as to the value of the Fund shares acquired for participant
accounts. For the purposes of purchases on the open
market, AST may aggregate purchases with those of other
participants, and the average price (including trading fees)
of all shares purchased by AST shall be the price per share
allocable to all participants.
7. AST will hold shares acquired pursuant to this Plan,
together with the shares of other participants acquired
pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in
accordance with the proxies returned by participants to the
Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.
8. AST will confirm to participants each acquisition made
for an account as soon as practicable but not later than
ten business days after the date thereof. AST will send to
participants a detailed account statement showing total
dividends and distributions, date of investment, shares
acquired and price per share, and total shares of record
for the account. Although participants may from time to
time have an undivided fractional interest (computed to
three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends
and distributions on fractional shares will be credited to
participant accounts. In the event of termination of an
account under the Plan, AST will adjust for any such
undivided fractional interest in cash at the market price of the
Fund’s shares on the date of termination.
9. Any share dividends or split shares distributed by the
Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes
available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase
of additional Fund shares for the participant accounts. The
shares held for participants under the Planwill be added
to underlying shares held by participants in calculating the number of rights to be issued.
10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued
by the Fund or purchased on the open market. AST will
deduct a $5.00 service charge from each voluntary cash
payment. Participants will be charged a pro rata share of
trading fees on all open market purchases.
11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by
notifying AST in writing. Such withdrawal or termination
will be effective immediately if notice is received by AST
not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will
be effective after the investment of any current dividend
or distribution or voluntary cash payment. The Plan may
be terminated by AST or the Fund upon 90 days’ notice
in writing mailed to participants. Upon any withdrawal or
termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of
the shares at the time of withdrawal or termination) to be
delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have
AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00
service charge and a $0.12 per share trading fee for this
transaction from the proceeds. If a participant disposes of
all shares registered in his name on the books of the Fund,
AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.
12. These terms and conditions may be amended or
supplemented by AST or the Fund at any time or times,
except when necessary or appropriate to comply with
applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority,
only by mailing to participants appropriate written notice
at least 90 days prior to the effective date thereof. The
amendment or supplement shall be deemed to be accepted
by participants unless, prior to the effective date thereof,
AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include
an appointment by AST in its place and stead of a successor
Plan Administrator under these terms and conditions, with
full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions.
Upon any such appointment of a Plan Administrator for
the purpose of receiving dividends and distributions, the
Fund will be authorized to pay to such successor Plan
Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s

franklintempleton.com
Not part of the semiannual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
name or under the Plan for retention or application by such
successor Plan Administrator as provided in these terms and
conditions.
13. AST shall at all times act in good faith and agree to
use its best efforts within reasonable limits to ensure the
accuracy of all services performed under this Agreement
and to comply with applicable law, but shall assume no
responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence,
bad faith or willful misconduct or that of its employees.
14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company LLC, P.O.
Box 922, Wall Street Station, New York, NY 10269-0560, or
www.astfinancial.com or such other address as AST shall
furnish to the participant, and shall have been deemed to be given or made when received by AST.
15. Any notice or other communication which by any
provision of the Plan is required to be given by AST to the
participant shall be in writing and shall be deemed to have
been sufficiently given for all purposes by being deposited
postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on
AST’s records. The participant agrees to notify AST promptly of any change of address.
16. These terms and conditions shall be governed by and
construed in accordance with the laws of the State of New
York and the rules and regulations of the U.S. Securities and
Exchange Commission, as they may be amended from time
to time.

TLGIM S 08/22
© 2022 Franklin Templeton Investments. All rights reserved.
Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Semiannual Report
Templeton Global Income Fund
Investment Manager Transfer Agent Fund Information
Franklin Advisers, Inc. American Stock Transfer &
Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number:
(800) 416-5585
Hearing Impaired Number:
(866) 703-9077
International Phone Number:
(718) 921-8124
www.astfinancial.com
(800) DIAL BEN
®
/
342-5236

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.
Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee
of Listed Registrants

Members of the Audit Committee are:  Mary C. Choksi, J. Michael Luttig and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.
N/A

Item 7
. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

Franklin Templeton Investment Solutions, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the "Investment Managers") have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.
The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).
HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.
Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in
situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Weight Given Management Recommendations
One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Rejected Votes
Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
Securities on Loan
The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts  to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.

Split Voting
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Bundled Items
If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.

Appendix A
These Proxy Policies apply to accounts managed by personnel within
Franklin Templeton Investment Solutions, which includes the following Investment Managers:
Franklin Advisers, Inc. (FAV)
Franklin Advisory Services, LLC (FASL)
Franklin Mutual Advisers LLC (FMA)
Franklin Templeton Investments Corp. (FTIC)
Franklin Templeton Investment Management Limited (FTIML)
Templeton Asset Management Ltd. (TAML)
The following Proxy Policies apply to FAV, FMA, FTIC, FTIML, and TAML only:
HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.
For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.
The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
The following Proxy Policies apply to FASL only:
HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
The Franklin LibertyQ branded smart beta exchange traded funds and other passively managed exchange traded funds (collectively, “ETFs”), seek to track a particular securities index. As a result, each ETF may hold the securities of hundreds of issuers. Because the primary criteria for determining whether a security should be included (or continued to be included) in an ETF’s investment portfolio is whether such security is a representative component of the securities index that the ETF is seeking to track, the ETFs do not require the fundamental security research and analyst coverage that an actively managed portfolio would require.  Accordingly, in light of the high number of positions held by an ETF and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote.  Permitting the Investment Manager of the ETFs to defer its judgment for voting on a proxy to the recommendations of ISS or Glass Lewis may result in a proxy related to the securities of a particular issuer held by an ETF being voted differently from the same proxy that is voted on by other funds managed by the Investment Managers.
The following Proxy Policies apply to FTIC, FTIML, and TAML only:
HOW THE INVESTMENT MANAGERS VOTE PROXIES
Proxy Services
For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Manager may consider Glass Lewis’s Proxy Voting Guidelines, ISS’s Benchmark Policies, ISS’s Sustainability Policy, and TGEG’s custom sustainability guidelines, which reflect what TGEG believes to be good environmental, social, and governance practices.
The following Proxy Policies apply to FTIC only:
RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES
To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client or the Investment Manager chooses securities for an Advisory Client’s portfolios that are recommended by an Affiliated Subadviser, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser or vote proxies in accordance with the Affiliated Subadviser’s recommendations.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (1/1/22 - 1/31/22)	13,378.000	5.15	13,378.000	10,266,314.90
Month #2 (2/1/22 - 2/28/22)	61,622.000	5.15	61,622.000	10,204,692.90
Month #3 (3/1/22 - 3/31/22)	-	-	-	10,204,692.90
Month #4 (4/1/22 - 4/30/22)	-	-	-	10,204,692.90
Month #5 (5/1/22 - 5/31/22)	-	-	-	10,204,692.90
Month #6 (6/1/22 - 6/30/22)	–	–	–	10,204,692.90
Total	75,000.000		75,000.000

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 11,285,400 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.
The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.
Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.
There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.                                               N/A

Item 13. Exhibits.

(a)(1)
Code of Ethics

codeofethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Christopher Kings, Chief Financial Officer, Chief Accounting Officer and Treasurer

section302

(a)(2)(1) There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2) There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)
Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Christopher Kings, Chief Financial Officer, Chief Accounting Officer and Treasurer

section906

(c)
Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit.

section19b

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By S\MATTHEW T. HINKLE______________________
Matthew T. Hinkle
      Chief Executive Officer - Finance and Administration
Date  August 26, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By S\MATTHEW T. HINKLE______________________
Matthew T. Hinkle
      Chief Executive Officer - Finance and Administration
Date  August 26, 2022

By S\CHRISTOPHER KINGS______________________
      Christopher Kings
      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date  August 26, 2022